Exhibit 10.22(f)

FIFTH LOAN MODIFICATION AGREEMENT

This Fifth Loan Modification Agreement (the “Loan Modification Agreement”) is entered into as of May 6, 2005, by and among (i) SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and (ii) ASPEN TECHNOLOGY, INC., a Delaware corporation with offices at Ten Canal Park, Cambridge, Massachusetts 02141 and ASPENTECH, INC., a Texas corporation with offices at Ten Canal Park, Cambridge, Massachusetts 02141 (jointly and severally, individually and collectively, “Borrower”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2003 between Borrower and Bank, as amended by a certain letter agreement dated February 14, 2003, a certain First Loan Modification Agreement dated June 27, 2003, a certain Second Loan Modification Agreement dated September 10, 2004, a certain Third Loan Modification Agreement dated January 28, 2005, and as further amended by a certain Fourth Loan Modification Agreement (the “Fourth Amendment”) dated April 1, 2005 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                     DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations including the Export-Import Bank Loan and Security Agreement dated as of January 30, 2003, as amended, shall be referred to as the “Existing Loan Documents”.

3.                                      DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

(i)            The Loan Agreement shall be amended by deleting the following text appearing in Section 3 of the Schedule thereto:

“Collateral Handling Fee:  $2,000.00 ($1,000.00 when not borrowing and Borrower has advised Silicon that it has elected to be on “non-borrowing reporting status” pursuant to Section 6, below) per month, payable in arrears.  Notwithstanding the foregoing, if Borrower maintains at least $4,000,000.00 on deposit with Silicon during such period in a non-interest bearing account, no Collateral Handling Fee shall be due hereunder.”

and inserting in lieu thereof the following:

“Collateral Handling Fee:  $2,000.00 ($1,000.00 when not borrowing and Borrower has advised Silicon that it has elected to be on “non-borrowing reporting status” pursuant to Section 6, below) per month, payable in arrears.”

(ii)           The Loan Agreement shall be amended by deleting the following text appearing in Section 3 of the Schedule thereto:

“Unused Line Fee:  In the event, in any calendar month (or portion thereof at the beginning and end of the term hereof), the average daily principal balance of the Loans outstanding (including Letters of Credit, Cash Management Services and the FX Reserve) during the month is less than the amount of the Maximum Credit Limit, Borrower shall pay Silicon an unused line fee in an amount equal to 0.25% per annum on the difference between the amount of the Maximum Credit Limit and the average daily principal balance of the Loans outstanding (including Letters of Credit, Cash Management Services and the FX Reserve) during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.  Notwithstanding the foregoing, if Borrower maintains at least $4,000,000.00 on deposit with Silicon during such month in a non-interest bearing account, no Unused Line Fee shall be due hereunder.”

and inserting in lieu thereof the following:

“Unused Line Fee:  In the event, in any calendar month (or portion thereof at the beginning and end of the term hereof), the average daily principal balance of the Loans outstanding (including Letters of Credit, Cash Management Services and the FX Reserve) during the month is les than the amount of the Maximum Credit Limit, Borrower shall pay Silicon and unused line fee in an amount equal to 0.25% per annum on the difference between the amount of the Maximum Credit Limit and the average daily principal balance of the Loans outstanding (including Letters of Credit, Cash Management Services and the FX Reserve) during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.”

(iii)          The Loan Agreement shall be amended by deleting Section 5(a) of the Schedule thereto in its entirety and inserting in lieu thereof the following:

“a. Minimum Tangible Net Worth:

Borrower shall at all times maintain, to be tested monthly, as of the last day of each month, a Tangible Net Worth of not less than the sum of (i) plus (ii) below:

(i)

(a)                                 from April 1, 2005 through and including April 30, 2005 - $35,000,000;

(b)                                 from May 1, 2005 through and including May 31, 2005 - $25,000,000;

(c)                                  from June 1, 2005 through and including June 30, 2005 - $40,000,000;

(d)                                 from July 1, 2005 through and including July 31, 2005 - $30,000,000;

(e)                                  from August 1, 2005 through and including August 31, 2005 - $20,000,000;

(f)                                   from September 1, 2005 through and including September 30, 2005 - $40,000,000;

(g)                                  from October 1, 2005 through and including October 31, 2005 - $30,000,000;

(h)                                 from November 1, 2005 through and including November 30, 2005 - $20,000,000;

(i)                                     from December 1, 2005 through and including December 31, 2005 - $45,000,000;

(j)                                    from January 1, 2006 through and including January 31, 2006 - $35,000,000;

(k)                                 from February 1, 2006 through and including February 28, 2006 - $25,000,000;

(l)                                     from March 1, 2006 through and including March 31, 2006 - $50,000,000;

(m)                             from April 1, 2006 through and including April 30, 2006 - $40,000,000;

(n)                                 from May 1, 2006 through and including May 31, 2006 - $30,000,000; and

(o)                                 from June 1, 2006 through and including June 30, 2006 - $55,000,000.

(ii)           75% of all consideration received after March 1, 2005 from proceeds from the issuance of any equity securities of the Borrower (other than (i) the issuance of stock options, restricted stock or other stock-based awards under the Borrower’s director or employee stock incentive plans, or (ii) stock purchases under the Borrower’s employee stock purchase plan).”

(iv)                              The Loan Agreement shall be amended by deleting Section 5(c) of the Schedule thereto in its entirety and inserting in lieu thereof the following:

“c. Adjusted Quick Ratio:

Borrower shall maintain, at all times, to be tested monthly, an Adjusted Quick Ratio of at least:

(a)                                 from April 1, 2005 through and including April 30, 2005 – 1.35 to 1.0;

(b)                                 from May 1, 2005 through and including May 31, 2005 – 1.20 to 1.0;

(c)                                  from June 1, 2005 through and including June 30, 2005 – 1.30 to 1.0;

(d)                                 from July 1, 2005 through and including July 31, 2005 – 1.15 to 1.0;

(e)                                  from August 1, 2005 through and including August 31, 2005 – 1.0 to 1.0;

(f)                                   from September 1, 2005 through and including September 30, 2005 – 1.25 to 1.0;

(g)                                  from October 1, 2005 through and including October 31, 2005 – 1.10 to 1.0;

(h)                                 from November 1, 2005 through and including November 30, 2005 – 0.95 to 1.0;

(i)                                     from December 1, 2005 through and including December 31, 2005 – 1.30 to 1.0;

(j)                                    from January 1, 2006 through and including January 31, 2006 – 1.15 to 1.0;

(k)                                 from February 1, 2006 through and including February 28, 2006 – 1.0 to 1.0;

(l)                                     from March 1, 2006 through and including March 31, 2006 – 1.35 to 1.0;

(m)                             from April 1, 2006 through and including April 30, 2006 – 1.20 to 1.0;

(n)                                 from May 1, 2006 through and including May 31, 2006 – 1.05 to 1.0; and

(o)                                 from June 1, 2006 through and including June 30, 2006 – 1.40 to 1.0.

4.                                      REVOCATION OF CONSENT IN FOURTH AMENDMENT; REVISED CONSENT TO PAYMENT OF SUBORDINATED DEBT.

(a)                                 Paragraph No 4 of the Fourth Amendment is hereby deleted in its entirety.

(b)                                 Notwithstanding the terms of the Existing Loan Documents to the contrary, including, without limitation, Section 5.5 of the Loan Agreement, Borrower may not redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower’s stock, and/or any of Borrower’s 5 ¼% Convertible Subordinated Debentures or other subordinated debt instruments; provided, however, Bank hereby consents to Borrower’s proposed repayment on or before June 15, 2005 of Borrower’s 5 ¼% Convertible Subordinated Debentures, provided that, at the time of such payment: (i) no Borrower is then in Default or would be in Default after giving effect to such payment, (ii) Borrower will be in pro-forma compliance with each of the financial covenants set forth in Section 5 of the Schedule to the Loan Agreement after giving effect to the making of such payment, (iii) Borrower will have, after giving effect to such payment, at least $40,000,000.00 in Cash/Excess Availability, (iv) such payment does not exceed $56,745,000 (plus accrued interest), and (v) Borrower delivers to Bank a written notice at least two (2) business days prior to making such payment, which notice contains the appropriate reports and calculation evidencing Borrower’s pro-forma compliance with each of the financial covenants set forth in Section 5 of the Schedule to the Loan Agreement after giving effect to the making of such payment as well as evidence that Borrower will have Cash/Excess Availability of at least $40,000,000.00 after giving effect to the making of such payment.  As used herein, “Cash/Excess Availability” shall mean (i) Borrower’s cash deposits maintained with Bank, plus (ii) Borrower’s excess “availability” under the Loan Agreement (net of Loans, Letters of Credit or other indebtedness due and owing by Borrower to Bank), as determined by Silicon based upon the Credit Limit restrictions set forth in Section 1 of the Schedule to the Loan Agreement).

5.                                      WAIVER.  Bank hereby waives Borrower’s existing defaults under the Existing Loan Documents by virtue of Borrower’s failure to comply with the Tangible Net Worth covenant set forth in Section 5(a) of the Schedule to the Loan Agreement (in effect prior to the date of this Loan Modification Agreement) as of the months of March 2005 and April 2005.  Bank’s waiver of Borrower’s compliance with said covenant shall apply only to the foregoing specific periods and shall apply only to the requirements in effect prior to the date of this Loan Modification Agreement and, accordingly, shall not apply to the revised requirement for April 2005 set forth in this Loan Modification Agreement.

6.                                     FEES.  Borrower shall pay to Bank a modification fee of $75,000.00 which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

7.                                     RATIFICATION OF NEGATIVE PLEDGE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreements each dated as of January 30, 2003 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

8.                                     RATIFICATION OF PERFECTION CERTIFICATES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates each dated as of January 30, 2003, as amended and affected by Schedule 1 to the Fourth Amendment and Exhibit A to the Fourth Amendment and acknowledges, confirms and agrees the disclosures and information therein has not changed as of the date hereof.

9.                                     CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

10.                              RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

11.                              NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

12.                              CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Document.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.

13.                              COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

ASPEN TECHNOLOGY, INC.

By:
Name:
Title:

ASPENTECH, INC.

By:
Name:
Title:

BANK:

SILICON VALLEY BANK

By:
Name:
Title:

The undersigned, ASPENTECH SECURITIES CORP., a Massachusetts corporation, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unlimited Guaranty dated January 30, 2003 (the “Guaranty”) and a certain Security Agreement dated as of January 30, 2003 (the “Security Agreement”) and acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

ASPENTECH SECURITIES CORP.

By:
Name:
Title: